UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2023

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38248 (Commission File Number)	46-3951329 (IRS Employer Identification No.)

901 W. Walnut Hill Lane	75038
Irving, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (214) 771-9952

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Peter Levy

On May 10, 2023, RumbleOn, Inc. (the “Company” or “RumbleOn”) announced the departure of Peter Levy from his roles as President and Chief Operating Officer of the Company, effective as of May 9, 2023. For purposes of Section 5(e) of his existing employment agreement with the Company, dated August 31, 2021 (filed as Exhibit 10.6 to the Company’s Form 8-K filed with the Securities and Exchange Commission ("SEC") on September 7, 2021, the “Levy Employment Agreement”), Mr. Levy’s departure will be treated as a termination without cause. Mr. Levy also resigned as a member of the Board of Directors (the “Board”) of the Company, effective as of May 9, 2023.

In connection with his separation and in consideration for Mr. Levy’s resignation from the Board, the Company and Mr. Levy have entered into a Release Agreement, dated May 9, 2023 (the “Release Agreement”). Pursuant to the Release Agreement, among other things, the Company has agreed to accelerate a portion of the severance payments to which Mr. Levy is entitled to under Section 5(e) of the Levy Employment Agreement, and to place the remainder of the severance payments to which Mr. Levy is entitled in a rabbi trust for the benefit of Mr. Levy, and which also confirms certain post-termination obligations under the Levy Employment Agreement and includes a general release of claims by Mr. Levy and a limited release of claims by the Company. The severance payments to be contributed by the Company to the rabbi trust will be held subject to the claims of the Company’s creditors in the event of the Company’s insolvency, until paid to Mr. Levy and his beneficiaries. The severance to be received by Mr. Levy under the Release Agreement in conjunction with the Levy Employment Agreement is described under the caption “Executive Compensation— Executive Employment Agreements and Other Arrangements” in the Company’s proxy statement for the 2022 annual meeting of stockholders, filed with the SEC on May 2, 2022.

The foregoing description of the Release Agreement is qualified in its entirety by reference to the full text of the Release Agreement, attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Mr. Levy’s departure as President and Chief Operating Officer of the Company and his resignation as a director was not due to any disagreement with the Company or any matter relating to the Company’s operations, policies, or practices.

Bylaws Amendment; Resignation of Chairman of the Board; Appointment of New Chairman of the Board

On and effective May 9, 2023, the Board approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws Amendment”), to reflect the Board’s decision to formally separate the roles of Chairman of the Board and Chief Executive Officer, create the independent Chairman position, and require the Vice Chairman position to be filled by an independent director, along with various conforming changes. The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, attached as Exhibit 3.1 to this report and is incorporated herein by reference.

In accordance with the Bylaws Amendment, on May 9, 2023, Marshall Chesrown, the Company’s Chief Executive Officer and Chairman stepped down as Chairman. Mr. Chesrown continues to serve as Chief Executive Officer and a director of the Company. On May 9, 2023, the Board appointed Kevin Westfall, a current member of the Board, to serve as the independent Chairman of the Board.

Class II Directors

On May 9, 2023, Adam Alexander and Michael Marchlik, each Class II directors of the Board, informed the Board of their intention not to stand for re-election at the Company’s upcoming 2023 annual meeting of stockholders. Mr. Alexander and Mr. Marchlik’s decision not to stand for re-election was not due to any disagreement with the Company on any matter relating to its operations, policies, or practices.

Appointment of Class I Director

On May 9, 2023, the Board appointed Becca Polak as a Class I director of the Company, to fill the vacant seat created by Denmar Dixon’s resignation from the Board on January 18, 2023. The Board designated Ms. Polak as a Class I director to stand for re-election at the Company’s 2025 annual meeting of stockholders.

Ms. Polak will participate in the Company’s non-employee director compensation program, which is described under the section titled "Non-Employee Director Compensation" in the Company’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on May 2, 2022.

There are no family relationships between Ms. Polak and any Company director or executive officer, and no arrangements or understandings between Ms. Polak and any other person pursuant to which she was selected as a director. There are no related party transactions between the Company and Ms. Polak which would require disclosure under Item 404 of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures required by this Item 5.03 are incorporated by reference to those disclosures in Item 5.02.

Item 8.01. Other Events.

On May 9, 2023, the Company issued an employee communication relating to the changes in executive leadership (as described above). Also, on May 10, 2023, the Company issued a press release announcing significant corporate governance enhancements (as described above). Copies of the employee communication and press release are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws of RumbleOn, Inc., dated May 9, 2023.
10.1	Release Agreement, dated May 9, 2023, between RumbleOn, Inc. and Peter Levy.
99.1	Employee communication, dated May 9, 2023.
99.2	Press release, dated May 10, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K, and the documents incorporated by reference in this Current Report on Form 8-K, may contain “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this Current Report on Form 8-K and speak only as of the date of this Current Report on Form 8-K. Readers are further advised to consider the factors listed under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s filings with the SEC, as may be updated and amended from time to time. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise, except as required by law.

Important Information

RumbleOn intends to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2023 annual meeting of stockholders. Any definitive proxy statement and a proxy card will be mailed to RumbleOn’s stockholders. RUMBLEON STOCKHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These and other SEC filings made by RumbleOn may be obtained (when available) without charge at the SEC’s website at www.sec.gov and at the investor relations section of RumbleOn’s website at www.rumbleon.com. In addition, investors and security holders will be able to obtain free copies of these documents from RumbleOn by directing a request to Investor Relations, RumbleOn, Inc., 901 W. Walnut Hill Lane, Irving, Texas 75038.

Certain Information Concerning Participants

RumbleOn and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. RumbleOn’s stockholders may obtain information regarding the names, affiliations and interests of RumbleOn’s directors and executive officers in RumbleOn’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 16, 2023, and its proxy statement for the 2022 annual meeting of stockholders, which was filed with the SEC on May 2, 2022. To the extent holdings of RumbleOn securities have changed since the amounts printed in the proxy statement for the 2022 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement to be filed by RumbleOn with the SEC in connection with the 2023 annual meeting of stockholders when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: May 10, 2023	By:	/s/ Marshall Chesrown
Marshall Chesrown
Chief Executive Officer